            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of the Polaris II A-Class Platinum Series Variable Annuity for Variable Annuity Account Seven of SunAmerica Annuity and Life Assurance Company of our report dated April 27, 2011, relating to the consolidated financial statements of SunAmerica Annuity and Life Assurance Company at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010. We also consent to the use in such Registration Statement of our report dated April 27, 2011, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of Variable Annuity Account Seven at December 31, 2010, and the related statements of operations for the periods indicated in the eight months ended December 31, 2010 and for the year ended April 30, 2010, and the related statements of changes in net assets for the periods indicated in the eight months ended December 31, 2010 and for each of the two years in the period ended April 30, 2010. We also consent to the incorporation by reference in such Registration Statement of our report dated February 24, 2011 relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which report appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2010. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 27, 2011